                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 12, 2003
                                                       ------------------------

                           JACKSONVILLE BANCORP, INC.
                ------------------------------------------------
                           (EXACT NAME OF REGISTRANT)

      TEXAS                         0 - 28070                       75-2632781
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(STATE OF INCORPORATION)       (COMMISSION FILE NO.)                 (IRS NO)



 COMMERCE AND NECHES STREET                       JACKSONVILLE, TEXAS   75766
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



                                 (903) 586-9861
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

            (23) Consent of Henry & Peters, P. C.

            (99.1) Press Release, dated November 12, 2003

            (99.2) Consolidated Statements of Financial Condition as of September 30, 2003 and 2002 and Related Consolidated Statements of Earnings, Stockholders' Equity, and Cash Flows for Each of the Years in the Three Year Period Ended September 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            JACKSONVILLE BANCORP, INC.



Date: 11/12/2003                            By: /s/ Jerry Chancellor
     ----------------------                     ------------------------------
                                                Jerry Chancellor
                                                President